Fees Summary	Sep. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 49,706,250.00
Previously Paid Amount	0.00
Total Fee Amount	6,864.43
Total Offset Amount	0.00
Net Fee	$ 6,864.43